                                                                    Exhibit 10.8

     This License Confirmation is issued pursuant to the terms of the Enrollment Form submitted by the Select Customer referred to on the cover page(s) (for the purposes of this License Confirmation referred to as "Licensee") and the related Master Agreement. It is also issued in conjunction with the License Agreement attached to Licensee's Enrollment Form. This is a legal agreement between Licensee and Microsoft Corporation ("Licensor"). Licensee must retain this License Confirmation as evidence of the license rights granted by Licensor. By exercising the fights granted to Licensee in this License Confirmation, Licensee agrees to be bound by its terms and conditions, as well as the terms and conditions set forth in the License Agreement. If Licensee does not agree to the terms of this License Confirmation, promptly return it together with all accompanying materials and documents to Licensee's Large Account Reseller for a full refund. For the purposes of this License Confirmation, the term "Software" shall mean the software portion of the Select Software Products available under the License Agreement.  If the term "Outsourcer for......" appears under the
"Select Customer (or Select Outsourcer)" heading on the cover page of this License Confirmation, then this License Confirmation is issued under an Outsourcer Enrollment Form. In that case, all references in this License Confirmation to "Licensee" shall be deemed to be references to the Lead Customer or the Lead Customer Affiliate to which the Licensee has rented, leased or otherwise provided the Software, rather than to the Licensee itself.

                                    LICENSE

Licensor hereby grants Licensee the right to use, as set forth below, the number of copies of each version number and language of Software set forth on the front of this License Confirmation, or in the place of any such copy, a copy of any prior version of the same Software in the same language. Without the written consent of Licensor, Licensee may not transfer the rights granted in any Licensee Confirmation to third parties other than its Lead Customer Affiliates or pursuant to a merger, consolidation or other corporate/organizational divestiture or acquisition. In the event Licensee sublicenses or otherwise transfers its fights in one or more Licenses identified on the cover page(s) of any License Confirmation to one or more of its Lead Customer Affiliates, then Licensee shall provide a copy of such License Confirmation to each such Lead Customer Affiliate identifying the number of Licenses which have been sublicensed or otherwise transferred. Licensee may not sublicense or otherwise transfer Licenses on a short-term basis.

I.  Application Products - For products which are classified in the Select
------------------------
Product List as belonging to the Application Product pool, the following applies:

A.   For application products not otherwise identified below, the following section is applicable

For each License acquired, Licensee may use one copy of the Software, or in its place, any prior version for the same operating system, on a single computer. The primary user of a computer on which a copy of the Software is installed may make a second copy for his or her exclusive use on either a home or portable computer.

Licensee may also store or install a copy of the Software on a storage device, such as a network server, used only to install or run the Software on Licensee's other computers over an internal network; however, Licensee must acquire and dedicate a License for each separate computer on which the Software is installed or run from the storage device. A License for the Software may not be shared or used concurrently on different computers.

B. For the Microsoft Office and other application products which represent the integration of two or more components the following additional term is applicable

The Software is licensed as a single product. Its component parts may not be separated for use on more than one computer.

C. For application products enrolled in Maintenance Plus, the following additional rights are applicable

At any time, Licensee may have as many copies of the Software in use as Licensee has Licenses enrolled in Maintenance Plus, as long as Licensee has metering software in place to ensure that the number of persons using the Software concurrently does not exceed the number of Licenses enrolled in Maintenance Plus. A License for the Software may not be shared or used concurrently on computers located in different time zones, or by a user who is neither an employee of Licensee nor an independent contractor providing services to Licensee of the type that arc customarily performed by Licensee's employees.
The primary user of a computer on which a copy of the Software is installed or which runs the Software from a storage device used only to install or run the Software on Licensee's computers over an internal network may make a second copy for his or her exclusive use on a home or portable computer; provided that: (x) the total number of second copies made by Licensee's users under all grants evidenced by this License Confirmation may not exceed the number of Licenses acquired by Licensee; (y) the number of second copies made by users of computers on which copies of the Software are not installed may not exceed the number of Licenses enrolled by Licensee in Maintenance Plus; and (z) Licensee must maintain records that enable Licensee to determine that it is in compliance with the limitations expressed in clauses (x) and (y) above.

D. For application products acquired under the Microsoft Enterprise License or the Division Option of the Microsoft Enterprise License for Variable License Customers (the "Division Option"), the following additional right is applicable

The primary user of a computer on which a copy of the Software is installed or which runs the Software from a storage device used only to install or run the Software on Licensee's computers over an internal network may make a second copy for his or her exclusive use on a home or portable computer; provided that: (x) the total number of second copies made by Licensee's users under all grants evidenced by this License Confirmation may not exceed the number of Licenses acquired by Licensee; and (y) Licensee must maintain records that enable Licensee to determine that it is in compliance with the limitation expressed in clause (x) above.

E. For Microsoft Access Developers Toolkit 2.0, Microsoft Visual C++, Microsoft Visual J++ and Microsoft Visual FoxPro, the following section is applicable

1.   Software.  For each License acquired, Licensee may designate one individual
     --------
within Licensee's organization who will have the personal, nonexclusive license to use copies of the Software for the sole purposes of designing, developing, and testing Licensee's software product(s). Each designated individual may install copies of the Software on an unlimited number of computers provided that such individual is the only person who uses each such copy of the Software.

2.   Electronic Documents.  Solely with respect to electronic documents, if any,
     --------------------
included with the Visual C++ and Visual J++ Software, Licensee may make an unlimited number of copies (either in hard copy or electronic form), provided that such copies shall be used only for internal purposes and are not republished or distributed to any third party.

F.   For Microsoft Access Developers Toolkit 2.0, the following additional section is also applicable

REDISTRIBUTABLE COMPONENTS.

1.   Redistributable Run-Time Components.  In addition to the rights granted
     -----------------------------------
above, for each License acquired, Licensor grants Licensee a nonexclusive royalty-free right to reproduce and distribute the object code version of those portions of the Software listed in the Software in the ADTEULA.TXT file ("Run-Time Files"), provided Licensee complies with subsection 3 below.

2.   Additional Redistributable Components.  In addition to the rights granted
     -------------------------------------
above, for each License acquired, Licensor grants Licensee a nonexclusive, royalty-free right to reproduce and distribute the object code version of the Software identified in the ADTEULA.TXT file as "Replication Manager Redistributable File Listing" ("Replication Manager Files"), provided Licensee complies with subsection 4 below.

3.   Redistribution Requirements-Run-Time Files.  If Licensee redistributes the
     ------------------------------------------
Run-Time Files, Licensee agrees: (i) to distribute the Run-Time Files in object code only in conjunction with and as a part of a software product developed by Licensee which adds significant and primary functionality to the Software and which is developed to operate in the Windows or Windows NT environment; (ii) that Licensee's software product does not substantially duplicate the capabilities of Microsoft Access or, in the reasonable opinion of Licensor, compete with same; (iii) to not use Microsoft's name, logo, or trademarks to market Licensee's software product; (iv) to include a valid copyright notice on Licensee's software product; and (v) to indemnify, hold harmless, and defend Microsoft and its suppliers from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of Licensee's software product.

Unless Licensee's software product requires Licensee's customers to license Microsoft Access, or incorporates a Run-Time File, in order to operate, Licensee may not reproduce or use any of the Run-Time Files for commercial distribution in conjunction with a general purpose word processing, spreadsheet, or database management software product, or an integrated work or product suite whose components include a general purpose word processing, spreadsheet, or database management software product except for the exclusive use of importing or exporting data to the various formats supported by Microsoft Access and included in Licensee's software product (e.g., reading data from and writing data to a single data source at one time). Note: A product that includes limited word processing, spreadsheet, or database components along with other components which provide significant and primary value, such as an accounting product with limited spreadsheet capability, is not considered to be a "general purpose" product.

4.   Redistribution Requirements-Replication Manager Files.  If Licensee
     -----------------------------------------------------
redistributes the Replication Manager Files, Licensee agrees: (i) to not use Microsoft's name, logo, or trademarks to market Licensee's software product;
(ii) to include a valid copyright notice on Licensee's software product; and
(iii) to indemnify, hold harmless, and defend Microsoft and its suppliers from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of Licensee's software product. The REDISTRIBUTABLES are provided "as is" and without warranty of any kind.

G. For Microsoft FrontPage, the following additional section is also applicable

1. ADDITIONAL RIGHTS AND/OR RESTRICTIONS. In addition to the applicable rights and restrictions otherwise stated in this Section I, Licensee's use of the Software is subject to the following rights and/or restrictions:

 .    Samples.  Licensee may use, copy, modify, adapt and adjust the size, color, brightness, etc. of the samples that are included in the "Samples.txt" file of Microsoft Image Composer version 1.5 ("Samples"), (b) combine the Samples with other images, text, animation, video, sound, and software to create documents, products, materials and services (collectively, "Products"); and (c) manufacture, market, sell, lease, rent, transmit, license and otherwise distribute, directly or indirectly, the Products containing the Samples, subject to the following restrictions:

 .    Distribution.  Licensee may not distribute the Samples using the "ftp"
(file transfer protocol) for the Internet.

 .    Reproduction.  Licensee may not grant end-users of Products any fights to reproduce the Samples.

 .    Integration into Products.  Licensee may not sell or license the Samples on a stand alone basis or transmit or distribute the Samples as part of any Product for resale; however, Licensee may transmit and distribute the Samples as part of any promotional, marketing or advertising documents, materials, products and services distributed through any medium, including but not limited to the following:

Corporate brochures                      Corporate logos
Trade show materials                     Annual reports
Newspaper advertisements                 Newsletters
Presentation handouts                    Promotional multimedia titles and games
Product catalogs                         Direct mail materials
TV/Cable advertising                     Magazine advertisements
Worldwide Web pages                      Exhibit designs
Corporate identity materials


 .    Use in Corporate Identity Materials.  If Licensee uses the Samples to create corporate identity materials (i.e. a "logo"), Licensee is solely responsible for any trademark search to clear the Sample(s) for use in this fashion and any and all associated costs for any such search. Licensee shall have no right under the terms of this Section E for the exclusive use of any Samples, notwithstanding the results of any trademark search conducted for use of the Samples.

 .    Certain Uses Prohibited.  Licensee may not use the Samples in any
pornographic, defamatory, libelous or other unlawful manner.

2. OTHER TERMS AND CONDITIONS. Licensee's use of the Software is subject to all remaining applicable provisions of this Section I.

H.   For Microsoft Office 97 Developers Edition, the following additional section is also applicable

1.   Electronic Documents.  Solely with respect to electronic documents, if any,
     --------------------
included with the Software, Licensee may make an unlimited number of copies (either in hard copy or electronic form), provided that such copies shall be used only for internal purposes and are not republished or distributed to any third party.

2.   Redistributable Components. (Note: the Sample Code, Run-Time Files, and
     --------------------------
Replication Manager Files, each as defined below, are collectively referred to as "REDISTRIBUTABLES.")

(a)  Sample Code.  Licensor grants Licensee a nonexclusive, royalty-free right
     -----------
to use and modify those portions of the Software identified as sample code ("Sample Code") and to reproduce and distribute the object code form of the Sample Code, provided Licensee complies with subsection (2)(e), below.

(b)  Redistributable Run-Time Components.  Licensor grants Licensee a
     -----------------------------------
nonexclusive royalty-free right to reproduce and distribute the object code version of those portions of the Software listed in the Software in the ODEEULA.TXT file ("Run-Time Files"), provided Licensee complies with subsection
(2)(d) below. In the event that Licensee has obtained the Software as an upgrade, the rights granted in this subsection also apply to the Run-Time Files identified in and provided with any prior version of the Software.

(c)  Additional Redistributable Components.  Licensor grants Licensee a
     -------------------------------------
nonexclusive, royalty-free right to reproduce and distribute the object code version of the Software identified in the ODEEULA.TXT file as "Replication Manager Redistributable File Listing" ("Replication Manager Files"), provided Licensee complies with subsection (2)(e) below. In the event that Licensee has obtained the Software as an upgrade, the rights granted in this subsection also apply to the Replication Manager Files identified in and provided with any prior version of the Software.

(d)  Redistribution Requirements--Run-Time Files.  If Licensee redistributes the
     -------------------------------------------
Run-Time Files, Licensee agrees: (i) to distribute the Run-Time Files in object code only in conjunction with and as a part of a software product developed by Licensee which adds significant and primary functionality to the Software and which is developed to operate in the Windows or Windows NT environment; (ii) that Licensee's software product does not substantially duplicate the capabilities of Microsoft Access or, in the reasonable opinion of Licensor, compete with same; (iii) to not use Microsoft's name, logo, or trademarks to market Licensee's software product; (iv) to include a valid copyright notice on Licensee's software product; and (v) to indemnify, hold harmless, and defend Licensor and its suppliers from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of Licensee's software product.

Unless Licensee's software product requires Licensee's customers to license Microsoft Access in order to operate, Licensee may not reproduce or use any of the Run-Time Files for commercial distribution in conjunction with a general purpose word processing, spreadsheet, or database management software product, or an integrated work or product suite whose components include a general purpose word processing, spreadsheet, or database management software product except for the exclusive use of importing data to the various formats supported by Microsoft Access. Note: A product that includes limited word processing, spreadsheet, or database components along with other components which provide significant and primary value, such as an accounting product with limited spreadsheet capability, is not considered to be a "general purpose" product.

(e)  Redistribution Requirements--Sample Code or Replication Manager Files.  If
     ---------------------------------------------------------------------
Licensee redistributes the Sample Code or Replication Manager Files, Licensee agrees: (i) to not use Microsoft's name, logo, or trademarks to market Licensee's software product; (ii) to include a valid copyright notice on Licensee's software product; and (iii) to indemnify, hold harmless, and defend Licensor and its suppliers from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of Licensee's software product.

The REDISTRIBUTABLES are provided "as is" and without warranty of any kind.

I.   For Microsoft Mail Remote Client and Schedule+ Starter Kit, the following section is applicable

For each License acquired, Licensee may use Software designated as Server software on a single computer system (i.e., a network server) and may use Software designated as Workstation software on a single computer or workstation. If any licensed copy of the Workstation software is permanently installed on the hard disk or other storage device of a computer (other than a network server) and one person uses that computer more than 80% of the time it is in use, then that person may also use the Workstation software on a portable or home computer.

J.   For Microsoft Visual Basic, the following section is applicable

1.   Software.  For each License it acquires, Licensee may designate one
     --------
individual within Licensee's organization who will have the personal, nonexclusive license to use copies of the Software for the sole purposes of designing, developing, and testing Licensee's software product(s) that are designed to operate in conjunction with any Microsoft operating system product. Each designated individual may install copies of the Software on an unlimited number of computers provided that such individual is the only person who uses each such copy of the Software.

2.   Electronic Documents.  Solely with respect to electronic documents, if any,
     --------------------
included with the Software, Licensee may make an unlimited number of copies (either in hard copy or electronic form), provided that such copies shall be used only for internal purposes and are not republished or distributed to any third party.

3.   Redistributable Components.
     --------------------------

(a)  Sample Code.  Licensee may use and modify the source code version of those
     -----------
portions of the Software designated as "Sample Code" ("SAMPLE CODE') for the sole purposes of designing, developing, and testing Licensee's software product(s), and to reproduce and distribute the SAMPLE CODE, along with any modifications thereof, only in object code form provided that Licensee complies with subsection (3)(c) below.

(b)  Redistributable Components.  Licensee is granted a nonexclusive royalty-
     --------------------------
free right to reproduce and distribute the object code version of any portion of the Software listed in the software file Redist.txt, or, for versions prior to Visual Basic 5.0, in the software file SWDEPEND.TXT or README.HLP (collectively, "REDISTRIBUTABLE SOFTWARE"), provided Licensee complies with subsection (3)(c) below.

(c)  Redistribution Requirements.  If Licensee redistributes the SAMPLE CODE or
     ---------------------------
REDISTRIBUTABLE SOFTWARE (collectively, "REDISTRIBUTABLES"), Licensee agrees to:
(I) distribute the REDISTRIBUTABLES in object code only in conjunction with and as a part of a software application product developed by Licensee which adds significant and primary functionality to the Software and that is developed to operate on the Microsoft Windows or Microsoft Windows NT environment ("Application"); (II) not use Microsoft's name, logo, or trademarks to market Licensee's software application product; (III) include a valid copyright notice on Licensee's software product; (IV) indemnify, hold harmless, and defend Licensor from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of Licensee's software application product; (V) not permit further distribution of the REDISTRIBUTABLES by Licensee's end-users. The following exceptions apply to subsection (V) above:
(1) Licensee may permit further redistribution of the REDISTRIBUTABLES by Licensee's distributors to Licensee's end-user customers if Licensee's distributors only distribute the REDISTRIBUTABLES in conjunction with, and as part of, Licensee's Application and Licensee and Licensee's distributors comply with all other terms of this Section (J) and Sections (N) and (S) below; and (2) Licensee may permit Licensee's end users to reproduce and distribute the object code version of the files designated by ".ocx" file extensions ("Controls") only in conjunction with and as a part of an Application and/or Web page that adds significant and primary functionality to the Controls, and such end-user complies with all other terms of this Section (J) and Sections (N) and (S) below. NOTE: The rights granted in the foregoing subsection (2) DO NOT APPLY to those files identified in the Software as Dbgrid.ocx and Graph32.ocx.

The license in this section to distribute the REDISTRIBUTABLES is royalty-free provided that Licensee's software application product is developed for operation in the Microsoft Windows or Microsoft Windows NT environment Contact Licensor for the applicable royalties due and other licensing terms for all other uses and/or distribution of the REDISTRIBUTABLES. The REDISTRIBUTABLES are provided "as is" and without warranty of any kind.

K. For Microsoft Visual C++, the following additional section is also applicable

1.   Sample Code and Microsoft Foundation Classes.  Licensor grants Licensee the
     --------------------------------------------
fight to use and modify the source code version of those portions of the Software which are identified: (a) as sample code in the documentation and/or listed in the subdirectory devstudio\vc\samples located in the Software (collectively, "SAMPLE CODE") and (b) as the Microsoft Foundation Classes ("MFC"), for the sole purposes of designing, developing and testing Licensee's software product(s), provided Licensee complies with Section (P) below.

2.   Redistributable Files.  Provided Licensee complies with Section (P) below
     ---------------------
(and Section (N) below, if applicable), Licensor grants Licensee a nonexclusive, royalty-free right to reproduce and distribute the object code version of the following portions of the Software (collectively, the "REDISTRIBUTABLES"): (a) SAMPLE CODE (including any modifications Licensee makes), and (b) MFC (including any modifications Licensee makes), and (c) the files identified in the Redistrb.wri file located in the Software. For purposes of this subsection, "modifications" shall mean enhancements to functionality of the MFC or Sample Code.

L. For Microsoft Visual J++, the following additional section is also applicable

1.   Sample Code.  Licensor grants Licensee the right to use and modify the
     -----------
source code version of those portions of the Software which are identified as sample code in the documentation , and/or listed in the subdirectory DevStudio\VJ\Samples located in the Software ("SAMPLE CODE"), for the sole purposes of designing, developing, and testing Licensee's software product(s), provided Licensee complies with Section (P) below.

2.   Redistributable Files.  Licensor grants Licensee a nonexclusive, royalty-
     ---------------------
free right to reproduce and distribute the object code version of the following portions of the Software (collectively, "REDISTRIBUTABLES"): (a) the files identified in the REDISTVJ.WRI file listed in the subdirectory DevStudio\VJ\Redist located in the Software; and (b) SAMPLE CODE (including any modifications Licensee makes), provided Licensee complies with Section (P) below (and Section (N) below if applicable).

Microsoft Internet Explorer.  Licensee may use copies of the Microsoft Internet
---------------------------
Explorer software only in conjunction with a validly licensed copy of Microsoft operating system products (e.g., Windows 95 or Windows NT). Licensee may make copies of Microsoft Internet Explorer for use on all computers for which Licensee has licensed Microsoft operating system products.

NOTE ON JAVA SUPPORT. The Software product may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured or intended for use or resale as online control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communications systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage.

M. For Microsoft Visual FoxPro, the following additional section is also applicable

1.   Sample code. Licensee is granted the right to use and modify the source
     -----------
code version of those portions of the Software designated as "Sample Code" ('SAMPLE CODE") for the sole purposes of designing, developing, and testing Licensee's software product(s), and to reproduce and distribute the SAMPLE CODE, along with any modifications thereof, only in object code form provided that Licensee complies with subsection (3) below.

2.   Redistributable Components.  Licensor grants Licensee a nonexclusive
     --------------------------
royalty-free right to reproduce and distribute the object code version of any portion of the Software except those files listed in the Software file License.txt ("REDISTRIBUTABLE SOFTWARE"), provided that Licensee complies with
                                          --------
subsection (3) below. In the event that Licensee has obtained the Software as an upgrade, the rights granted in this subsection (2) also apply to the Redistributable Software identified and provided with any prior version of the Software licensed to Licensee.

3.   Redistribution Requirements. If Licensee redistributes the SAMPLE CODE or
     ---------------------------
REDISTRIBUTABLE SOFTWARE (collectively, "REDISTRIBUTABLES"), Licensee agrees to:
(I) distribute the REDISTRIBUTABLES in object code only in conjunction with and as a part of a software application product developed by Licensee which adds significant and primary functionality to the Software; (II) not use Microsoft's name, logo, or trademarks to market Licensee's software application product;
(III) include a valid copyright notice on Licensee's software product; (IV) indemnify, hold harmless, and defend Licensor from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of Licensee's software application product; (V) not permit further distribution of the REDISTRIBUTABLES by Licensee's end-users. Contact Licensor for the applicable royalties due and other licensing terms for all other uses and/or distribution of the REDISTRIBUTABLES. The REDISTRIBUTABLES are provided "as is" and without warranty of any kind.

N. For Microsoft Visual Basic, Microsoft Visual C++, Microsoft Visual J++ and Microsoft Visual FoxPro, the following additional section is also applicable

Microsoft Office Redistributable Components.  If Licensee is developing, for
-------------------------------------------
commercial distribution, a general purpose word-processing, spreadsheet, or database management software product, or an integrated work or product suite whose components include a general-purpose word-processing, spreadsheet, or database management software product, the files comprising Microsoft JET database functionality ("JET Files") may not be used or reproduced with Licensee's software product, unless Licensee's product requires Licensee's customers to license Microsoft Office for Windows, or a component of it, in order to operate. The JET Files subject to this provision are: Vbar332.dll, Msexcl35.dll, Msjet35.dll, Msjint35.dll, Msjter35.dll, Msltus35.dll, Mspdox35.dll, Msrd2x35.dll, Msrepl35.dll, Mstext35.dll, Msxbse35.dll Msexch35.dll, DA0350.dll, DA02535.tlb, MSRD02O.dll, or RDOCurs.dll in Visual Basic, Visual C++ and Visual J++, and msj*.* in Visual Foxpro Professional.

Note: a product which includes limited word processing, spreadsheet, or database components along with other components which provide significant and primary value, such as an accounting product with limited spreadsheet capability, is not considered to be a "general purpose" product. The JET Files may be redistributed, subject to Sections (J) and (M) above and Section (P) below, with Licensee's commercially redistributed product in the event that Licensee's software product is using the JET Files exclusively for importing or exporting data to the various formats supported by the JET functionality and included in Licensee's software product (e.g., reading data from and writing data to a single data source at one time).

O.   For Microsoft Visual InterDev, the following section is applicable

1.   GRANT OF LICENSE.  The Software is comprised of "Client Software" (those
     ----------------
components identified in the Software as Microsoft Visual InterDev, Media Manager, Music Producer, and Inwge Composer) and "Server Software" (those portions identified in the Software as Active Server Pages, Personal Web Server and FrontPage Server Extensions). Licensee is granted the following rights:

a.   Client Software.  For each License it acquires, Licensee may install and
     ---------------
use up to one copy of any component identified as Client Software, or any prior version of the same component Client Software for the same operating system, on a single computer. The primary user of the computer on which the Software is installed may make a second copy for his or her exclusive use on a portable computer.

b.   Server Software.  Except with respect to Personal Web Server (as provided
     ---------------
below), for each License it acquires, Licensee may make, install and use, on any and all server computers within Licensee's place of business that may be accessed only by persons who are generally granted access to Heensee's internal computer networks, one copy of die Server Software, or in its place, any prior version of the same component Server Software.

c.   Personal Web Server Software.  For each License it acquires, Licensee may
     ----------------------------
install and use up to one copy of the Personal Web Server, or any prior version of it, on a single computer. The primary user of the computer on which the Software is installed may make a second copy for his or her exclusive use on a portable computer.

d.   Microsoft Internet Explorer.  Licensee may use copies of the Microsoft
     ---------------------------
Internet Explorer software only in conjunction with a validly licensed copy of Microsoft operating system products (e.g., Windows 95 or Windows NT). Licensee may make copies of Microsoft Internet Explorer for use on all computers for which Licensee has licensed Microsoft operating system products.

e.   Image Composer.  Solely with respect to the Client Software identified as
     --------------
Image Composer, the following terms shall also apply: (a) Licensee may use, copy, modify, adapt and adjust the size, color, brightness, etc. of the samples that are included in the "Samples.txt" file of the Image Composer Software Samples"), (b) combine the Samples with other images, text, animation, video, sound, and software to create documents, products, materials and services (collectively, "Products");

and (c) manufacture, market, sell, lease, rent, transmit, license and otherwise distribute, directly or indirectly, the Products containing the Samples, subject to the following restrictions:

 .    Distribution.  Licensee may riot distribute the Samples using the "ftp"
(file transfer protocol") for the Internet;

 .    Reproduction of Samples.  Licensee may not grant end-users of Products any rights to reproduce the Samples;

 .    Integration into Products.  Licensee may not sell or license the Samples on a stand alone basis or transmit or distribute the Samples as part of any Product for resale; however, Licensee may transmit or distribute the Samples as part of any promotional, marketing or advertising documents, materials, products and services distributed through any medium including but not limited to the following:

               Corporate brochures
               Trade show materials
               Newspaper advertisements
               Presentation handouts
               Product catalogs
               TV/Cable advertising
               Worldwide Web pages
               Corporate identity materials
               Corporate logos
               Annual reports
               Newsletters
               Promotional multimedia titles and games
               Direct mail materials
               Magazine advertisements
               Exhibit designs

 .    Certain Uses Prohibited.  Licensee may not use the Samples in any
pornographic, defamatory, libelous or order unlawful manner.

f.   Microsoft Visual InterDev.  Solely with respect to the Client Software
     -------------------------
component identified as Microsoft Visual InterDev, the following terms shall also apply.

i.   Sample Code.  Licensee is granted the right to use and modify the source
     -----------
code version of those portions of the Software which are identified in the Microsoft Visual InterDev Software as the Sample Code (the "SAMPLE Software which are identified in the Microsoft Visual InterDev Software), provided
                                                                 --------
Licensee complies with Section f.iii., below. Licensee may not distribute the SAMPLE CODE, or any modified version of the SAMPLE CODE, in source code form.

ii.  Redistributable Files.  Licensee is granted a nonexclusive, royalty-free
     ---------------------
right to reproduce and distribute the object code version of those portions of the Microsoft Visual InterDev Software designated as: (i) the files identified in the REDIST.TXT file; and (ii) SAMPLE CODE (collectively, "REDISTRIBUTABLES"), provided Licensee complies
                                         --------
with subsection f.iii, below.

iii. Redistribution Requirements.  If Licensee redistributes the
     ---------------------------
REDISTRIBUTABLES, Licensee agrees to: (i) distribute the REDISTRIBUTABLES in object code form only in conjunction with and as a part of Licensee's software application product or Web page winch adds significant and primary functionality; (ii) not use Microsoft's name, logo, or trademarks to market Licensee's software application product; (iii) include a valid copyright notice on Licensee's software product; (iv) indemnify, hold harmless, and defend Licensor from and against any clauses or lawsuits, including attorneys' fees, that arise or result from the use or distribution of Licensee's software application product; and (v) not permit further distribution of the REDISTRIBUTABLES by Licensee's end-user. Contact Licensor for the applicable royalties due and other licensing terms for all other uses and/or distribution of the REDISTRIBUTABLES.

g.   Music Producer.  Licensee also has the right to use the Client Software
     --------------
identified as Music Producer to create musical compositions in the form of .MID files and to license and distribute those files as part of a software, application product, provided, that Licensee (i) does not use Microsoft's name, logo, or trademarks to market licensee's software application product; (ii) includes a valid copyright notice on Licensee's software product; and (iii) indemnifies, holds harmless, and defends Licensor from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of Licensee's software application product.

h.   Media Manager.  Licensee has the right to use that portion of the Software
     -------------
identified as Media Manager, in the manner described above for both "Client Software" and "Server Software."

Microsoft Internet Explorer and the REDISTRIBUTABLES are provided "as is" and without warranty of any kind.

NOTE ON JAVA SUPPORT. The Software product may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured or intended for use or resale as online control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communications systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage.

P.   For Microsoft Visual C++ and Microsoft Visual J++, the following additional section is also applicable

Redistribution Requirements.  If Licensee redistributes the REDISTRIBUTABLES,
---------------------------
Licensee agrees to: (I) distribute the REDISTRIBUTABLES in object code only in conjunction with and as a part of a software application product developed by Licensee which adds significant and primary functionality to the REDISTRIBUTABLES ("Application"); (II) not use Microsoft's name, logo, or trademarks to market Licensee's software application product; (III) include a valid copyright notice on Licensee's software product; (IV) indemnify, hold harmless, and defend Licensor from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of

Licensee's software application product; (V) not permit further distribution of the REDISTRIBUTABLES by Licensee's end-users. The following exceptions apply to subsection (V) above: (1) Licensee may permit further redistribution of the REDISTRIBUTABLES by Licensee's distributors to Licensee's end-user customers if Licensee's distributors only distribute the REDISTRIBUTABLES in conjunction with, and as part of, Licensee's Application and Licensee and Licensee's distributors comply with all other terms of this Section (P) and Sections (E),
(K), (L) and (N) above; and (2) Licensee may permit Licensee's end users to reproduce and distribute the object code version of the files listed below, designed to be redistributed as Component Object Model (COM) object, for use in development of another application ("COM Files") only in conjunction with and as a part of an Application and/or Web page that adds significant and primary functionality to the COM Files, and such end user complies with all other terms of this Section (P) and Sections (E), (K), (L) and (N) above. COM Files:
MSVCRT.DLL, OLEPRO32.DLL, WC42.DLL and MSVCIRT.DLL, and in Visual C++, ATL.DLL, MSSTKPRP.DLL and AXDIST.EXE. Solely with respect to Visual J++, Licensee may also permit Licensee's end-users to reproduce and distribute the object code version of the files fisted below ("Limited-Use Redistributable Files") for use in development of an application created by Licensee's end-user ('End-User Application"), provided that Licensee's end-user agrees to: (i) distribute the Limited-Use Redistributable Files in object code only in conjunction with and as a part of a software application product developed by them that adds significant and primary functionality to the Limited-Use Redistributable Files ("End-User Application"); (ii) not use Microsoft's name, logo, or trademarks to market the End-User Application; (iii) include a valid copyright notice on the End User Application; (iv) indemnify, hold harmless, and defend Licensor from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of the End-User Application; and (v) not permit further distribution of the Limited-Use Redistributable Files by the user of the End-User Application. Limited-Use Redistributable Files: the Limited-Use Redistributable Files are those files listed in subsection 3 and subsections 1 and 2 of Section 4 of REDISTVJ.WRI located in the DevStudio\VJ\Redist directory. Contact Licensor for the applicable royalties due and other licensing terms for all other uses and/or distribution of the REDISTRIBUTABLES. The REDISTRIBUTABLES are provided "as is" and without warranty of any kind.

Q.   For Microsoft Visual Source Safe, the following section is applicable

For each License it has acquired, Licensee may designate one individual within Licensee's organization who will have the personal, nonexclusive license to make and use copies of the Software for the sole purposes of managing, designing, developing, and testing Licensee's software product(s). Each designated individual may install copies of the Software on an unlimited number of computers provided that such individual is the only individual using the Software.

If Licensee redistributes the SAMPLE CODE or REDISTRIBUTABLE SOFTWARE (collectively, "REDISTRIBUTABLES"), Licensee agrees to: (I) distribute the REDISTRIBUTABLES in object code only in conjunction with and as a part of a software application product developed by Licensee which adds significant and primary functionality to the Software and that is developed to operate on the Microsoft Windows or Microsoft Windows NT environment; (II) not use Microsoft's name, logo, or trademarks to market Licensee's software application product;
(III) include a valid copyright notice on Licensee's software product; (IV) indemnify, hold harmless, and defend Licensor from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of Licensee's software application product; (V) not permit further distribution of the REDISTRIBUTABLES by Licensee's end users. Contact Licensor for the applicable royalties due and other licensing terms for all other uses and/or distribution of the REDISTRIBUTABLES. The REDISTRIBUTABLES are provided "as is" and without warranty of any kind.

R.   For Microsoft Visual Studio, the following section is applicable

1.   LICENSE TO USE SOFTWARE.

a.   General.  The Software is comprised of technical documentation and a suite
     -------
of development tools, including Microsoft Visual Basic, Microsoft Visual C++, and Microsoft Visual InterDev (each, a "COMPONENT PRODUCT"). Licensee's use of each COMPONENT PRODUCT shall be governed by the applicable subsections above ("COMPONENT TERMS"), except that this Section (R) shall govern Licensee's use of ATS (as defined below).

b.   Anomaly Tracking System.  With respect to the portion of the Software
     -----------------------
identified as Anomaly Tracking System ("ATS"), for each License acquired, Licensee may designate one individual within Licensee's organization who will have the personal, nonexclusive license to install and use ATS. Each designated individual may install copies of ATS on an unlimited number of computers provided that such individual is the only person who uses each such copy of ATS. Licensor further grants Licensee a nonexclusive, royalty-free right to reproduce and distribute the object code version of ATS provided that Licensee agrees to:
(i) distribute ATS in object code only and solely in conjunction with and as a part of a software application product or Web page developed by Licensee with the Software that adds significant and primary functionality to ATS ("Application"); (ii) not use Microsoft's name, logo, or trademarks to market Licensee's software application product; (iii) include a valid copyright notice on Licensee's software product; (iv) indemnify, hold harmless, and defend Licensor from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of Licensee's software application product; and (v) not permit further distribution of ATS by Licensee's end-user. The following exception applies to subsection (v), above:
Licensee may permit further redistribution of ATS by Licensee's distributors to Licensee's end-user customers if Licensee's distributors only distribute ATS in conjunction with, and as part of, Licensee's Application and Licensee and Licensee's distributors comply with all other terms of this Section (R). ATS is provided "as is" and without warranty of any kind.

S. For Microsoft Visual Basic, Microsoft Visual C++, Microsoft Visual FoxPro, Microsoft Visual InterDev and Microsoft Visual J++, the following additional section is also applicable

If Licensee is an Eligible Education Customer, for each License it acquires, Licensee may either (i) exercise the rights granted in Sections (E)(1), (J)(1) or (O) above, OR (ii) if Licensee intends to use the Software solely for instructional purposes in connection with a class or other educational program, Licensee may install a single copy of the Software on a single computer for access and use by an unlimited number of student end-users at Licensee's educational institution, provided all such end users otherwise comply with Sections (E) and (J) - (P) above.

T. For Microsoft Project 98, the following additional section is also applicable

This Section T pertains solely to portions of the Software identified as the Microsoft Project Workgroup Message Handier "Handler") and the Microsoft Project Workgroup Web Server ("Web Server").

1. ADDITIONAL RIGHTS. In addition to the fights granted to Licensee above, for each License acquired, Licensor grants Licensee the following rights:

 .    Handler.  Licensee may reproduce and distribute an unlimited number of copies of the Handler which is comprised of those files designated in the Software as: wgsetup.stf, wgsetup.1st, wgsetup.exe, mfc42.dll, msvcrt.dll, openmail.exe, otmenu.ecf, opnil32.dll, olmenu.dll, msflxgrd.ocx, olepro32.dll, regwiz.exe, oleaut32.dll, stdole2.tlb, extractexe, setup.ini, prj98_ca.dll, acmsetup.exe, msetup.dll, acmsetup.hlp; provided that each copy shall be a true and complete copy, including all copyright and trademark notices.

 .    Web Server.  Licensee may use the Software to post the file designated in the Software as mspjhttp.exe to a computer acting as a server to create a TeamInbox. An unlimited number of other users may then connect to the server and use the file mspjhttp.exe for the purpose of viewing Licensee's TeamInbox and related Task Lists.

2. OTHER TERMS AND CONDITIONS. Licensee's use of the Handler and Web Server is subject to all remaining applicable provisions of this Section I.

U. For Microsoft Outlook 98 Deployment Kit, the following section is applicable

Software.  The Software includes a copy of Microsoft Outlook 98 ("Outlook 98")
--------
in addition to utilities and other software tools necessary to enable Licensee to customize copies of Outlook 98. Licensee's use of the Outlook 98 component of the Software is governed by the end user license agreement accompanying Outlook 98, e.g., as otherwise provided in this License Agreement ("Outlook 98 EULA"), and not by this Section (U).

Customization.  Licensee may reproduce and use copies of the Software solely to
-------------
customize Licensee's validly licensed copies of Outlook 98 only as outlined in the materials provided with the Software.

Deployment.  Licensee may reproduce and install a customized copy of Outlook 98
----------
only on computers within Licensee's organization for which Licensee has validly licensed copies of any version of Microsoft Outlook or other Microsoft Exchange client, acquired either as a standalone, or as a component of another product provided that use of the customized version of Outlook 98 is in accordance with the Outlook 98 EULA for the applicable client on the eligible computer.

Distribution.  Licensee may reproduce and distribute customized copies of
------------
Outlook 98 to third parties for whom Licensee provides other services provided that: (a) Licensee must not remove the end user license agreement for Outlook 98 which is included in the customized version of Outlook 98, (b) Licensee may only install a customized copy of Outlook 98 on computers for which such third party can satisfactorily demonstrate have a validly licensed copy of any version of Microsoft Outlook or Microsoft Exchange client software, and (c) Licensee must comply with the export restrictions set forth in the Outlook 98 EULA.

Licensor reserves all rights not expressly granted to Licensee.

The Software is provided "as is" without warranty or condition of any kind, either express or implied, including, without limitation, the implied warranties and conditions of merchantability, fitness for a particular purpose, or noninfringement. The entire risk arising out of use or performance of the Software remains with Licensee.

II.  System Products -- For products which are classified in the Select Product
---  ---------------
List as belonging to the System Products Pool, the following applies:

A. For system products not otherwise identified below, the following section is applicable

Note: An amendment or addendum to this Section A may accompany certain components of the Software. Additional software components may be distributed to Licensee along with the Software. To the extent that a separate End-User License Agreement ("EULX") is provided with any such additional software component, except as specifically referenced below, use thereof shall be governed by such EULA.

For each License it has acquired, Licensee may install and use one copy of the Software, or in its place, any prior version of the Software, on a single computer on which it was first installed. If the Software includes functionality that enables Licensee's single computer to act as a network server, any number of computers or workstations may access or otherwise utilize the basic network services of that server; however, Licensee must acquire and dedicate a License for each separate computer on which the Software is installed or run from the server. A License to use the Software may not be shared or used concurrently on different computers.

The Software may contain technology that enables applications to be shared between two or more computers, even if an application is installed on only one of the computers. Licensee may use this technology, if it is included in the Software, with all Microsoft products for multi-party conferences. For non-Microsoft applications, Licensee should consult the accompanying license agreement or contact the Licensor to determine whether application sharing is permitted by the Licensor.

NOTE ON JAVA SUPPORT. The Software may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage.

B.   For Microsoft Windows 98, the following section is applicable

For each license it has acquired, Licensee has the following rights:

Systems Software.  Licensee may install and use one copy of the Software on a
----------------
single computer, including a workstation, terminal or other digital electronic device ("COMPUTER").

Storage/Network Use.  Licensee may also store or install a copy of the Software
-------------------
on a storage device, such as a network server, used only to install or run the Software on Licensee's other COMPUTERS over an internal network; however, Licensee must acquire and dedicate a license for each separate COMPUTER on or from which the Software is installed, used, accessed, displayed or run. A license for the Software may not be shared or used concurrently on different COMPUTERS. Notwithstanding the foregoing, any number of COMPUTERS may access or otherwise utilize the file and print services and peer web services of the Software. In addition, Licensee may use the "Multiple Display" feature of the Software to expand Licensee's desktop as described in the on-line Help file, without obtaining a license for each display.

Application Sharing.  The Software may contain Microsoft NetMeeting, a product
-------------------
that enables applications to be shared between two or more computers, even if an application is installed on only one of the computers. Licensee may use this technology with all Microsoft application products for multi-party conferences. For non-Microsoft applications, Licensee should consult the accompanying license agreement or contact the licensor to determine whether application sharing is permitted by the licensor.

Note: Any software provided along with the Software that is associated with a separate end-user license agreement is licensed to Licensee under the terms of that license agreement.

NOTE ON JAVA SUPPORT. The Software may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage.

C. For Microsoft Windows NT Workstation, the following additional section is also applicable

The Software may not be used by more than two (2) processors at any one time on the single computer on which it is running. Licensee may install the Software on a single computer ("Workstation Computer") for use as interactive workstation software, but not as server software. However, Licensee may permit a maximum of ten (10) computers to connect to the Workstation Computer to access and use services of the Software, such as file and print services and peer web services. The ten connection maximum includes any indirect connections made through software or hardware which pools or aggregates connections.

D. For Microsoft Windows NT Workstation licenses enrolled in Maintenance, the following additional right is also applicable

Licensee may use in place of the Software the current or any prior version of Microsoft Windows. If licensee exercises this right to use any version of Windows for which there is a Microsoft Plus for Windows '95, licensee may also use, in connection with such Software, the appropriate Microsoft Plus for Windows '95.

III  Server Products -- For products which are classified in the Select Product
---  ---------------
List as belonging to the Server Products Pool the following applies:

A. For server products not otherwise identified below, the following sections are applicable

This Microsoft product contains some or all of the following types of software:
"Server Software" that is installed and provides services on a computer acting as a server; "Connector Software" that enables a computer running Microsoft Exchange Server to communicate with other Servers running Microsoft Exchange Server or other electronic mail server software; and "Client Software" that allows a computer, workstation, terminal, handheld PC, pager, "smart phone," or other digital electronic device ("Device") to access or utilize the services provided by the Server Software. Note: An amendment or addendum to this Section A may accompany certain components of the Software. Additional software components may have been distributed to Licensee along with the Software. To the extent that a separate End-User License Agreement ("EULA") is provided with any such additional software component, except as specifically referenced below, use thereof shall be governed by such EULA.

1.   GRANT OF LICENSE.  Licensor grants to Licensee the following rights:

(a)  Installation.  Licensee may install the Server Software and the Connector
     ------------
Software for use with only one microprocessor architecture (e.g., the X86 architecture or various RISC architectures) at any given time. Server Software. For each server License acquired, Licensee may install one copy of the Server Software on a single computer (the computer running the Server Software shall be referred to as the "Server"). Connector Software. For each License acquired, Licensee may install one copy of the Connector Software on one Server running Microsoft Exchange Server. If Licensee chooses to make the Connector Software a usable feature on a Microsoft Exchange Server, Licensee must also acquire a separate license or licenses (whether as part of the license for Microsoft Exchange Server or as a separate license for the Connector Software) to install and/or use the Connector Software on every other Microsoft Exchange Server in the same "Microsoft Exchange Organization." A "Microsoft Exchange Organization" is the group of all Microsoft Exchange Servers with the same organization name specified during the Microsoft Exchange Server installation process for the express purpose of connecting the servers. Client Software. Licensee may install the Client Software on any Device.

(b)  Use Of The Server Software.  For each License it has acquired, Licensee may
     --------------------------
use one copy of the Server Software on one Server, which may be connected at any point in time to an unlimited number of Devices operating on one or more networks. Licensee must acquire a separate Client Access License for each unique Device which accesses or otherwise utilizes the services of the Server Software, whether Licensee uses the Client Software or any other software to do so, unless otherwise noted in Paragraph (d) and subsection (2) below. This is known as using the Server Software in "Per Seat Mode." However, Licensee may elect to use the Server Software for Microsoft SQL Server, Windows NF Server (except as specified below), Site Server, Site Server Commerce Edition, or Microsoft SNA Server (but not Microsoft Exchange Server, Windows NT Server, Terminal Server Edition or Microsoft Systems Management Server) in "Per Server Mode" as defined below. If Licensee chooses Per Seat Mode, Licensee's choice is permanent If Licensee chooses Per Server Mode, Licensee has the right to change to Per Seat Mode, as long as Licensee acquires a Client Access License for each unique Device accessing or utilizing the services of the Server Software, and then this choice is permanent. Licensee also needs a Windows NT Workstation license to access or utilize certain services of Windows NT Server as described below.

(c)  Alternate Terms If Licensee Elects to use the Server Software for Microsoft
     ---------------------------------------------------------------------------
SOL Server, Windows NT Server, Site Server, Site Server Commerce Edition or
---------------------------------------------------------------------------
SNA Server in Per Server Mode. In Per Server Mode, the maximum number of
-----------------------------
Devices that may access or otherwise utilize the services of the Server Software at a given point in time is equal to the number of Client Access Licenses that Licensee has acquired and designated for use exclusively with that Server. Licensee may access any Server Software running in the Per Server Mode by using any Microsoft or third-party client software, including Devices licensed in Per Seat Mode, provided the additional access is within that Server's maximum licensed capacity. If Licensee elects to change from Per Server Mode to Per Seat Mode, Licensee may transfer any Client Access Licenses it acquired for use in Per Server Mode to an equal number of Devices in Per Seat Mode.

(d)  No Client Access License Required.  Licensee does not need a Client Access
     ---------------------------------
License to access or otherwise utilize the services of the following Server
Software: Microsoft Internet Information Server (except to the extent that a Server which requires a Client Access License, as described below, is accessed or utilized by Microsoft Internet Information Server), Microsoft Proxy Server, and Microsoft Cluster Server.

(e)  Use Of The Connector Software.  Licensee may use the Connector Software on
     -----------------------------
one Microsoft Exchange Server.

(f)  Use Of The Client Software.  Licensee may use the Client Software to
     --------------------------
configure and administer the Server. If Licensee uses the Client Software to access or otherwise utilize the services of the Server Software or for any other purpose, Licensee must acquire a separate Client Access License, unless otherwise noted in subsection 2 below.

(g)  No "Multiplexing" Or "Pooling".  Use of software or hardware that reduces
     ------------------------------
the number of users directly accessing or utilizing the Server Software (sometimes called "multiplexing" or "pooling" software or hardware) does not reduce the number of Client Access Licenses required----the required number of Client Access Licenses would equal the number of distinct inputs to the multiplexing or pooling software or hardware "front end."

(h)  Installation on a Single Server.  The Server Software components that make
     -------------------------------
up the Software may only be installed together for use on one Server and may not be separated, unless otherwise provided in this Section (A). By way of example, and not limitation, the foregoing restriction applies to the Microsoft BackOffice product suite.

2.   DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

Performance or Benchmark Testing. Licensee may not disclose the results of any benchmark test of either the Server Software or Client Software for Microsoft SQL Server, Microsoft Exchange Server, Microsoft Transaction Server, Microsoft Message Queue Server, Microsoft Internet Information Server, Microsoft Site Server, Microsoft Site Server Commerce Edition or Microsoft Proxy Server to any third party without Licensor's prior written approval. Version Limitation. If the Software is the Microsoft BackOffice product suite, Licensee may install one copy of a lower version of a Server Software component that is contained in such product suite.

(a)  For Microsoft Windows NT Server (all editions)--Processor Limitation.  The
     --------------------------------------------------------------------
Server Software may be used by no more than four (4) processors of the Server at any one time, unless Licensee has Windows NT Server, Enterprise Edition, in which case the Server Software may be used by no more than eight (8) processors of the Server at any one time (support for a greater number of processors is available from authorized computer hardware vendors). Client Access. Licensee needs a separate Client Access License for Windows NT Server in order to access or otherwise utilize the following Windows NT Server basic network application services, components, or functionality: File Services (sharing and managing files and/or disk storage), Printing Services (sharing and managing printers), Microsoft Message Queue Server (sending or receiving messages from Microsoft Message Queue Server), Microsoft Transaction Server (invoicing component-based applications managed by Microsoft Transaction Server), Remote Access Service (accessing the server from a remote location through a communications link) and Terminal Server Functionality (as defined below), Note: Remote Access Service includes the use of Internet Connection Services, including Internet Authentication Services (validation or transference of a remote access request) or Connection Point Services (remotely configuring the Microsoft Connection Manager Client with new phone numbers or other data). Licensee does not need a separate Client Access License for Windows NT Server to access or otherwise utilize any other Windows NT Server services, to access or run Microsoft or third-party server applications on Windows NT Server, or to otherwise use the Client Software. Note on Microsoft FrontPage Software. Windows NT Server contains Microsoft FrontPage software, which allows a single user to develop and maintain an Internet/intranet Web page. For each License acquired, Licensee may install and use one copy of Microsoft FrontPage on a single computer. Note on Microsoft Site Server Express. Licensee may freely copy and distribute Microsoft Site Server Express for Licensee's use on any computer within Licensee's organization.

(b)
For Windows NT Server terminal server services and Windows NT Server, Terminal
------------------------------------------------------------------------------
Server Edition.  Licensee must acquire a Windows NT Workstation license for each
--------------
Device using "Terminal Server Functionality" which is defined as (a) third party software that utilizes Windows NT Server to display or use Windows-based or Windows NT-based applications on a Device, ("Third Party Terminal Software"), and/or (b) the services of Windows NT Server, Terminal Server Edition which display or use Windows-based or Windows NT-based applications on a Device. Any Device running a validly licensed copy of Windows NT Workstation has the right to use Terminal Server Functionality. The Windows NT Workstation license must have the same version number as or a higher version number than the corresponding version number of Windows NT Server or Windows NT Server, Terminal Server Edition being used. Licensee must acquire a Windows NT Workstation license even if the applications are partitioned or diverted to run partially on the Device and partially on a Server. 'Multiplexing" or 'pooling" software or hardware does not reduce the number of Windows NT Workstation licenses required; the required number of Windows NT Workstation licenses would equal the number of distinct inputs to the multiplexing or pooling software or hardware 'front end." When using Windows NT Server in conjunction with Third Party Terminal Software, Windows NT Server may not be used in Per Server Mode. Licensee also may need additional licenses in order to use other software products that are installed on the Server and are utilizing Terminal Server Functionality - please consult the license agreement accompanying any such software.

(c)  For Microsoft Windows NT Server, Enterprise Edition-SQL Server Feature.
     ----------------------------------------------------------------------
Windows NT Server, Enterprise Edition may install an additional feature which is a restricted version of Microsoft SQL Server. If such feature is installed, Licensee may use it solely in support of the Microsoft Message Queue Server directory functions. However, Licensee may not use such restricted SQL Server feature for any other purpose. Licensee does not need to acquire a separate Client Access License for Microsoft SQL Server to use the services of Microsoft Message Queue Server to access or otherwise utilize the services of the restricted Microsoft SQL Server feature of Microsoft Windows NT Server, Enterprise Edition.

(d)  For Microsoft SQL Server, Enterprise Edition and Microsoft Exchange Server,
     ---------------------------------------------------------------------------
Enterprise Edition - Note Regarding Use in a Clustered Environment.  If
------------------
Licensee is using the Server Software in a clustered environment, Licensee may use the Server Software on one other computer in the cluster for which Licensee also has acquired a separate licensed copy of the Server Software if, and only for so long as, the Server on which the Server Software is installed has failed over to such other computer. At any point in time, however, the Server Software may be used only on one computer.

(e)  For Microsoft SQL Server (all editions)-Client Access.  Licensee does not
     -----------------------------------------------------
need a separate Client Access License for SQL Server in order to execute SQL Server-to-SQL Server remote stored procedures (also refer-red to as database remote procedure calls). Note regarding the use of run-time software. Licensor hereby grants to Licensee a limited nonexclusive, royalty-free right to reproduce and distribute those DB-Library, Net-Library, and ODBC files required for run-time execution of compiled applications ("Run-Time Files") in conjunction with and as a part of Licensee's application software product that is created using the Microsoft SQL Server Software Application"), provided that
                                                                  --------
Licensee complies with the Distribution Requirements listed below.

(f)  For Microsoft Exchange Server (all editions).  Microsoft Schedule+,
     --------------------------------------------
Microsoft Exchange Forms Designer ("Forms Designee") and Microsoft Exchange Sample Applications ("Sample Applications") provided in Microsoft Exchange Server may only be installed and used in conjunction with the Microsoft Client Software. However, the Sample Applications cannot be used with the Client Software component of the chat service of Microsoft Exchange Server. Client Access. Licensee must acquire a separate Client Access License for Microsoft Exchange Server in order to use Microsoft Client Software to access and otherwise utilize Microsoft Exchange Server and/or to access or otherwise utilize the services of any other electronic mail server software. Licensee may also use that same Client Access License for any other digital electronic device that Licensee uses less than twenty percent (20%) of Licensee's total connection time. The term "total connection time" in the previous sentence means the total amount of time that Licensee uses Microsoft Client Software (other than the Client Software component of the chat service) to access and otherwise use Microsoft Exchange Server and/or the services of any other electronic mail server software from a Device. Licensee does not, however, need a Client Access License for Microsoft Exchange Server for anonymous access to Microsoft Exchange Server services. Anonymous access occurs when a Device accesses information held in a Microsoft Exchange Server without having a mailbox or custom recipient object which identifies it, and consequently, is not validated by a Windows NT Server domain ID. Anonymous access to Microsoft Exchange Server is currently available only to access either the directory (through a Web browser or an LDAP client), public folders (through a Web browser or an NNTP client), or the chat service. Note Regarding the Use of the Chat Service. Licensee does not need to obtain a Client Access License for Microsoft Exchange Server to use the Client Software component of the chat service to access or otherwise utilize the services of any other electronic mail or chat server software. Note regarding the use of the Forms Designer and Sample Applications. The Forms Designer and its components may only be used to create applications which utilize the services of Microsoft Exchange Server ("Application"). Licensor grants Licensee the following non-exclusive rights: (1) to reproduce and distribute the run-time modules of the Forms Designer in conjunction with Licensee's Application; (ii) to reproduce, customize and distribute the run-time modules of the Sample Applications in conjunction with Licensee's Application; and (iii) to use and modify the source code version of the Sample Applications and to reproduce and distribute the object code versions of such modifications in conjunction with Licensee's Application. Any distribution permitted under this Section must be in compliance with the Distribution Requirements listed below. For purposes of this subsection
(d), "run-time modules" are those files identified in the written materials accompanying Microsoft Exchange Server as required during the execution of Licensee's software product Source Extractor, Microsoft Exchange Administrator Program, and Microsoft Mail Connector. Microsoft Exchange Server also includes Source Extractor software, for migrating data from other electronic mail software, Administrator software and Microsoft Mail Connector software. The Source Extractor, Administrator, and Microsoft Mail Connector programs contain components which may be installed on additional machines. Licensor grants Licensee the additional right to modify the source code version of the Source Extractor programs. The Source Extractor programs may only be used to migrate data to Microsoft Exchange Server. The Microsoft Mail SMTP Access Component may only be used with Microsoft Exchange Server version 5.0. Note on Microsoft Outlook Software. Microsoft Outlook is included as part of the Microsoft Client Software for Microsoft Exchange Server. If Licensee has a valid Client Access License for any version of Microsoft Exchange Server, Licensee may use Microsoft Outlook to access or utilize the services of such version of Microsoft Exchange Server from each Device for which Licensee has such a valid Client Access License. Licensee may also use one copy of Microsoft Outlook on a stand-alone basis on each Device for which Licensee has a valid Client Access License for any version of Microsoft Exchange Server. Licensee does not have any other right to use Microsoft Outlook on a stand-alone basis.

(g)  For Microsoft Proxy Server.  For each License acquired, Licensee may
     --------------------------
install and use one copy of the Server Software for its use or (for entities') use within Licensee's organization on any Server running Windows NT Server and Internet Information Server.

(h)  For Microsoft SNA Server.  Client Access.  Licensee does not need a Client
     ------------------------
Access License for Microsoft SNA Server in order to access or utilize the following SNA Server services solely as server-based processes: AFTP Client and Server, FTP-AFTP Gateway Service, VSAM File Transfer Utility, Shared Folders Gateway Service, Host Print Service, OLE DB Data Provider for VSAM and AS/400, COM Transaction Integrator for CICS and IMS, Host Security Integration Services, and NetView Integration Services. Note on Client Software. The SNA Server 3270 and 5250 terminal emulation applets and the ODBC/DRDA driver components of the Client Software may be used by only one user per licensed copy of the Server Software. Licenses for additional users must be acquired separately. Note Regarding Use of Host Security Integration Feature. Licensee may install and use the software identified as "Windows NT Account Synchronization Service" and "Host Account Cache" on any computer running a validly licensed copy of Windows NT Server within Licensee's organization. Additional Rights for Development In addition to the rights set forth above, Licensee may install and use copies of the OLE DB Data Provider for VSAM and AS/400 ("OLE DB Provider") and/or the COM Transaction Integrator for CICS and IMS ("COM Transaction Integrator") and/or the Software Development Kit (collectively 'Development Software") on one or more computers located at Licensee's premises solely for the purpose of developing applications that work in conjunction with the Software. Licensee may use and modify the source code designated as "Sample Code" in the SAMPLES.TXT file for the sole purposes of designing, developing, and testing Licensee's software applications. Licensee may also reproduce and distribute the Sample Code, along with any modifications Licensee makes thereto, provided that Licensee complies with the Distribution Requirements described in the REDIS.TXT file. For purposes of this section, "modifications" shall mean enhancements to the functionality of the Sample Code. Portions of Development Software are also designated as "Redistributable Code". The text file named REDIS.TXT contains a list of such files, as well as the distribution fights associated with the Redistributable Code.

(i)  For Microsoft Systems Management Server.  Licensee must acquire at least
     ---------------------------------------
one valid Server License for Microsoft SQL Server to use Systems Management Server. However, Licensee does not need to acquire a Client Access License for Microsoft SQL Server to use the administration console or utilities provided with Systems Management Server to access or otherwise utilize the services of Microsoft SQL Server.

(j)  For Microsoft Site Server and Site Server Commerce Edition.  For each
     ----------------------------------------------------------
License acquired, Licensee may use one copy of the Server Software to support a single "domain" on a single Server, which may be connected at any point in time to an unlimited number of Devices operating on one or more networks. For the purposes of this Section (A), "domain" shall mean the description of a computer's location on the Internet. An Internet domain is comprised of a second-level domain name (e.g., Microsoft) and a top-level domain name (e.g., corn). For example, http://www.microsoft.com/ and
                    -------------------------
http://www.microsoft.com/products/ are part of a single domain, while
----------------------------------
http://www.microsoft.com/ and http://www.msn.com/ are not. The single domain
-------------------------     -------------------
restriction shall not apply to intranet usage of the Server Software within and for a single organization. Content

Deployment Software: Notwithstanding the foregoing, Licensee may install and use one copy of Content Deployment software included in the Server Software on a single computer for staging and on a second computer for production, provided that at least one of such computers is running a licensed copy of the Server Software. To utilize the Content Deployment software on more than one computer, except as expressly stated in the previous sentence, Licensee must acquire additional licenses for the Software. Active Channel Logo: To use the "Add Active Channel" logo or the "Add to Active Desktop" logo, Licensee must sign and accept the terms of the Active Channel Logo Agreement located at: http://www.microsoft.com/sbnmember/ielogo/default.asp. if Licensee does not sign and accept those terms, Licensee may not use the logos and Licensee may not use the Active Channel mark to refer to Licensee's content. Per Server Usage. Per Server Mode. When a Device "visits" a Server, it is deemed to be accessing, utilizing and/or simultaneously connecting to the Server Software. For purposes of the previous sentence, a "visit' means a series of one or more requests from a Device to a Server. A visit ends when such Device does not make any additional requests of the Server Software for a period of time that exceeds the default setting for a visit, as described in the Software documentation. A "request" means a hit that successfully retrieves content. Commercial Use. The Software is licensed for Licensee's use and Licensee may not use the Software to provide Commercial Services to third parties. Each of the following is a "Commercial Service": (a) a product or service that uses one or more services of the Software and alleviates any third party from the obligation to obtain a separate license to the Software for his, her or itself, and (b) a product or service that uses the Software as part of an Internet access and/or carriage service for any third party. Examples of Commercial Services include, but are not limited to, the following: (a) hosting of Internet, Extranet or Intranet sites on behalf of any third party, whether or not the sites are registered as separate domains;
(b) hosting of applications that use the services of the Software on behalf of any third party, or (c) hosting of commerce or other services of the Software on behalf of any third party. Software Development Kits ("SDK Software"). For each License acquired, Licensee may install and use copies of the SDK Software on one or more computers located at Licensee's premises solely for the purpose of building applications that work in conjunction with the Server Software and/or other components provided as part of or with the Software. Licensee may modify the Sample Code to design, develop, and test Licensee's applications. For the purposes of this section, "Sample Code" shall mean the sample source, HTML and Active Server Page (ASP) code located in the Software's "SDK," and "samples" directories. Portions of the Software are designated as "Redistributable Code." The text files named redistxt and license.txt, describe the distribution rights associated with each file of the Redistributable Code.

(k)  Distribution Requirements for Microsoft SQL Server and Microsoft Exchange
     -------------------------------------------------------------------------
Server Run Time Files and Sample Applications.  If Licensee distributes
---------------------------------------------
Microsoft SQL Server Run Time Files, run time modules for the Forms Designer or Sample Applications, or object code versions of the Sample Applications (collectively "Redistributables") as provided above, Licensee agrees to (i) distribute the Redistributables only in conjunction with and as a part of Licensee's Application; (ii) not use Microsoft's name, logo, or trademarks to market Licensee's Application; (iii) include a valid copyright notice in Licensee's Application; (iv) if Licensee's Application contains ODBC Run-Time
Files: (x) Licensee's Application must operate in conjunction with Microsoft SQL Server; and (y) Licensee agrees to distribute all ODBC components specified in the README file in conjunction with Licensee's Application, (v) include an end-user license agreement with Licensee's Application that grants a limited license to use the Redistributables and otherwise protects Licensor's and its suppliers intellectual property rights in the Redistributables; and (vi) indemnify, hold harmless, and defend Licensor and its suppliers from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of Licensee's Application. Licensee shall display any patent or proprietary rights notices on each copy of its Application(s) that contains executables or run-time modules, if and as required in the documentation or other materials provided with Microsoft SQL Server, Forms Designer or Sample Applications, or subsequently provided to Licensee by Licensor.

3. UPGRADES. Upgrades of a Component of the Microsoft BackOffice Product Suite. If the Software upgrades a component of the Microsoft BackOffice product suite and the Software is not an Enterprise Edition, the Software replaces and/or supplements the component being upgraded and Licensee may use the resulting component only as part of such product suite in accordance with the terms of this Section (A). The overall product suite and the other components of the Microsoft BackOffice product suite may be used only in accordance with the terms of the Microsoft End-User License Agreement that accompanied the original Microsoft BackOffice product suite. If the Software is an Enterprise Edition which upgrades a component of the Microsoft BackOffice product suite, then effective upon Licensee's installation of the Software, the Software replaces the component being upgraded and Licensee may use the Software as a standalone product in accordance with the terms of this Section (A). The remaining components of the Microsoft BackOffice product suite may be used only in accordance with the terms of the Microsoft End-User License Agreement that accompanied the original Microsoft BackOffice product suite. Upgrades of Microsoft BackOffice Small Business Server. If Licensee has acquired the Software as an upgrade from Microsoft BackOffice Small Business Server, the Software replaces the component(s) of Microsoft BackOffice Small Business Server being upgraded, and Licensee may use the Software only in accordance with the terms of this Section IIIA; provided that the component(s) being upgraded are deemed removed from the Microsoft BackOffice Small Business Server and Licensee may no longer use any such components; and provided further that the Microsoft BackOffice Small Business Server (as it exists subsequent to the upgrade) and the remaining components of such Server may be used only in accordance with the terms of the Microsoft End-User License Agreement that accompanied the original Microsoft BackOffice Small Business Server. If the Software Licensee acquired as an upgrade of Microsoft BackOffice Small Business Server is Microsoft BackOffice product suite, then each Server Software component of the Software will be deemed to have "upgraded" the applicable component of Microsoft BackOffice Small Business Server as set forth above only upon Licensee's installation of such Server Software component of the Software.

NOTE ON JAVA SUPPORT. The Software may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as online control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, air-craft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage.

B.   For Microsoft SQL Server, the following additional section is applicable

Internet Connector.  This Section (B) describes Licensee's right to permit
------------------
Internet Users to access Microsoft SQL Server through a Web Server. A "Web Server" is any server running Microsoft Internet Information Server or a similar non-Microsoft product. An "Internet User" is any person currently connected to the Internet, other than a person: (i) employed by Licensee (as an employee, independent contractor, or in any other capacity) or (ii) otherwise providing goods or services to Licensee (for example, one of Licensee's suppliers) or on Licensee's behalf (for example, one of Licensee's distributors or resellers, or a consulting firm hired by Licensee). Licensee's use of the Microsoft SQL Server is governed by this Section (B) and Section (A). above.

Access to Services of the Server. Licensor grants Licensee the right to permit an unlimited number of computers or workstations being used by Internet Users to access the services of a single Server running Microsoft SQL Server without the
                         ------
need to acquire a separate Client Access License for each such computer or workstation, provided access to such Server is via a Web Server. The foregoing right is personal to Licensee, and Licensee may not exercise this right on behalf of or for the benefit of any third party.

C. For Microsoft Site Server and Site Server Commerce Edition, the following additional section is also applicable

Introduction. This Section (C) describes Licensee's right to permit Internet Users to access either Microsoft Site Server or Microsoft Site Server Commerce Edition. As used in this Section (C), "Microsoft Site Server" shall mean either Microsoft Site Server or Microsoft Site Server Commerce Edition, as applicable. An "Internet User" is any person currently connected to the Internet, other than a person (i) employed by Licensee (as an employee, independent contractor, or in any other capacity), or (ii) who is a named and/or registered user who can be authenticated by the Membership feature of Microsoft Site Server. Licensee's use of Microsoft Site Server is governed by this Section (C) and the Section (A) above. Defined terms in this Section (C) shall have the same meaning as set forth in Section (A) above.

Access to Services of the Server Software. For each License acquired, Licensee shall have the right to permit an unlimited number of computers or workstations being used by Internet Users to access the services of a single Server running
                                                         ------
Microsoft Site Server without the need to acquire a separate Client Access License for each such computer or workstation. The foregoing right is personal to Licensee, and Licensee may not exercise this right on behalf of or for the benefit of any third party.

D. For client access products not otherwise identified below, the following sections are applicable

1.   GRANT OF LICENSE.

(a)  Overview Of The Use Of The Client Access License.  This Section (D)
     ------------------------------------------------
describes Licensee's rights to access or otherwise utilize the services of the Server Software or other server software as may be noted in the Server License for Microsoft Server Products. The services of the Server Software are considered to be accessed or utilized when there is a direct or indirect connection between a computer or workstation, handheld PC, pager, "smart phone" or other digital electronic device and the Server Software running on a computer. Each Client Access License must be dedicated to one unique computer, workstation or other digital electronic device. It permits that computer, workstation or other digital electronic device to access or otherwise utilize the services of the Server Software licensed by Licensee. This is known as using the Server Software in "Per Seat Mode." However, Licensee may elect to use the Server Software for Microsoft SQL Server, Windows NT Server, Site Server, Site Server Commerce Edition or SNA Server (but not Microsoft Exchange Server or Systems Management Server) in "Per Server Mode" as defined below. If Licensee chooses Per Seat Mode, Licensee's choice is permanent. If Licensee initially chooses Per Server Mode, Licensee has the right to change one time only to Per Seat Mode, as long as Licensee acquires a Client Access License for each unique workstation, computer or other digital electronic device accessing or otherwise utilizing the services of the Server Software licensed by Licensee. This Section
(D), however, does not entitle Licensee to access any Server Software when it is a component of Microsoft BackOffice Small Business Server.

(b)  Alternate Terms if Licensee Elects to Use the Client Access Licenses for
     ------------------------------------------------------------------------
S(L Server, Windows NT Server, Site Server, Site Server Commerce Edition or
-----------------------------                                            --
SNA Server in the Per Server Mode.  In Per Server Mode, Licensee must acquire,
---------------------------------
and designate for exclusive use with the single computer running the Server Software (the computer running the Server Software shall be referred to as the "Server"), the number of Client Access Licenses equal to the maximum number of computers, workstations or other digital electronic devices that will access or otherwise utilize the services of that Server Software licensed by Licensee at any given point in time. If Licensee elects to change from Per Server Mode to Per Seat Mode, Licensee may transfer any Client Access Licenses it has acquired for use in Per Server Mode to an equal number of workstations, computers or other digital electronic devices for use in Per Scat Mode.

(c)  Note Regarding the Use of The Client Access License for Microsoft
     -----------------------------------------------------------------
BackOffice.  The Client Access License for Microsoft BackOffice may only be
----------
used in the Per Seat Mode. Each Client Access License in the Per Seat Mode entitles Licensee to access or utilize the services of any computer running any Server Software component of the Microsoft BackOffice product suite (not including any component upgrades thereto, unless otherwise permitted below), whether licensed as part of the Microsoft BackOffice product suite or acquired separately. If Licensee upgrades a component of the Microsoft BackOffice product suite to an Enterprise Edition of such component with the same or lower version number as the component being upgraded, the Microsoft BackOffice Client Access License that Licensee acquired to access the component being upgraded (to the extent applicable) entitles Licensee to access such Enterprise Edition, whether licensed as an upgrade to the Microsoft BackOffice product suite or acquired separately. A Client Access License for Microsoft BackOffice product suite, however, does not entitle Licensee to access any Microsoft BackOffice Small Business Server.

(d)  Note Regarding Use of the Client Access License for Microsoft Exchange
     ----------------------------------------------------------------------
Server on a Digital Electronic Device.  If Licensee has acquired a Client
-------------------------------------
Access license for Microsoft Exchange Server for Licensee's computer and/or workstation, Licensee may also use that same Client Access License for any other digital electronic device that Licensee uses less than twenty percent (20%) of the Licensee's total connection time. The term "total connection time" in the previous sentence means the total amount of time that Licensee uses Microsoft client software (other than the client software component of the Microsoft Exchange Server chat service) to access and otherwise use Microsoft Exchange Server and/or the services of any other electronic mad server software from a computer, workstation and other digital electronic device.

(e)  Note Regarding Use of the Client Access license for Microsoft Site Server
     -------------------------------------------------------------------------
and Site Server Commerce Edition.  When a computer or workstation "visits"
--------------------------------
a Server running Microsoft Site Server or Site Server Commerce Edition in Per Server Mode, it is deemed to be accessing, utilizing and/or simultaneously connecting to the Server Software. A "visit' means a series of one or more requests from a computer, workstation or other digital electronic device to a Server. A visit ends when such computer, workstation or other digital electronic device does not make any additional requests of the Server Software for a period of time that exceeds the default setting for a visit, as described in the Software documentation. A "request" means a hit that successfully retrieves content.

2.   DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

(a)  No "Multiplexing" or "Pooling".  "Multiplexing" or "pooling" software or
     ------------------------------
hardware does not reduce the number of Client Access Licenses required-the required number of Client Access Licenses would equal the number of distinct inputs to the multiplexing or pooling software or hardware "front end."

(b) Transfers. Licensee may transfer the Client Access License used in the Per Server Mode to another computer, and designate it for exclusive use with such other computer, only on a permanent basis (that is, with no intent to transfer again) provided that the Client Access License is no longer used to access the services of the Server Software running on the Server to which such Client Access License was initially designated.

3.   UPGRADE.

If Licensee is upgrading from SNA Server version 2.0, Licensee is deemed to have Client Access Licenses for as many computers or workstations as were previously licensed. If Licensee is upgrading from Windows NT version 3.1, Licensee is deemed to have twenty (20) users that qualify for upgrade Client Access Licenses and if Licensee is upgrading from Windows NT Advanced Server version 3.1, Licensee is deemed to have two hundred fifty (250) users that qualify for upgrade

Client Access Licenses. NOTE: Upgrading from Windows NT Server 3.5 to Windows NT Server 3.51 is not considered an "Upgrade" for purposes of this Section.

E. For client access products acquired under the Microsoft Enterprise License or the Division Option of the Microsoft Enterprise License for the Variable License Customer (the "Division Option"), the following section is applicable

The primary user of a computer on which a copy of the Software is installed or which runs the Software from a storage device used only to install or run the Software on Licensee's computers over an internal network may make a second copy for his or her exclusive use on a home or portable computer provided that: (x) the total number of second copies made by Licensee's users under all grants evidenced by this License must maintain records that enable Licensee to determine that it is in compliance with the limitation expressed in clause (x) above.

F.   For Microsoft Host Data Replicator, the following section is applicable

Note: An amendment or addendum to this Section (F) may accompany certain components of the Software. Additional software components may be distributed to Licensee along with the Software. To the extent that a separate End-User License Agreement ("EULA") is provided with any such additional software component, except as specifically referenced below, use thereof shall be governed by such EULA.

1.   GRANT OF LICENSE.  Licensor grants Licensee the following rights:

Installation and Use - The CD-ROM or floppy disk(s) on which the Software resides may contain several copies of the Software, each of which is compatible with a different microprocessor architecture (such as the x86 architecture or various RISC architectures). For each License acquired, Licensee may install the Software for use with only one of those architectures at any given time. Licensee may install and use one copy of the Software on a single computer.

Performance or Benchmark Testing. Licensee may not disclose the results of any benchmark test of the Software to any third party without Licensor's prior written approval.

NOTE ON JAVA SUPPORT. The Software may contain support for programs written in java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as online control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of java technology could lead directly to death, personal injury, or severe physical or environmental damage.

G. For Microsoft Mail Gateway Server Software, the following section is applicable

  Each copy of the Software may be used on a computer system connected to a single terminal (i.e. a single CPU) acting as a Microsoft Mail Gateway computer as described in the user documentation for such Software. If the Software includes software designated as a Gateway Access, Gateway

PostOffice, and/or Message Service software, Licensee may use, for each copy of the Software, such portion(s) of the Software on a CPUs which is acting as a Microsoft(R) Mail "postoffice" as described in the user documentation for such Software.

H.   For Microsoft Services for NetWare the following section is applicable

This Microsoft product is comprised of two components: File & Print Services for NetWare and Directory Service Manager for NetWare (collectively, "Software"). The Software contains software that provides services on a computer called a "server" ("Server Software"), and software that allows a computer or workstation to access or otherwise utilize the services provided by the Server Software ("Client Software"). Licensor grants to Licensee the following rights to the Server Software and the Client Software:

    .     Software Installation and Use.  Licensee may install one copy of the
          -----------------------------
          Server Software on a single computer (the computer running the Server Software shall be referred to as the "Server"). Licensee may install the Client Software on any one or more computers or workstations connected to the Server. Licensee may install the Server Software and the Connector Software for use with only one microprocessor architecture (e.g., the X86 architecture or various RISC architectures) at any given time. Licensee is only licensed to use the Software compatible with the version of Windows NT Server installed on the Server during installation of the Software.

    .     For File & Print Services for NetWare.  If Licensee has already
          -------------------------------------
          acquired a Client Access License for Windows NT Server to access or otherwise utilize the basic services of the Server, that Client Access License gives Licensee the right to access and utilize the Server Software. If not, Licensee needs a separate Client Access License for Windows NT Server for each computer or workstation that will be accessing or otherwise utilizing the services of the Server. Refer to the Server License for Microsoft Windows NT Server for more information.

    .     For Directory Service Manager for NetWare. Licensee does not need a
          -----------------------------------------
          separate Client Access License for Windows NT Server to access or otherwise utilize the Server Software.